EXHIBIT 10.10

Recorder’s Cover Sheet

Document: Fifth Amendment to Iowa Shore Mortgage

Preparer Information:  Ted Smith, Esq., Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, Suite 2400, Atlanta, Georgia 30308 (404) 815-2244

Taxpayer Information:
Diamond Jo, LLC
600 Star Brewery Drive, Suite 110
Dubuque, IA  52001

Return Document To:
Ted Smith, Esq.
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, Suite 2400
Atlanta, Georgia 30308
(404) 815-2244

Grantor:
Diamond Jo, LLC

Grantee:
Wells Fargo Foothill, Inc., as Agent

Legal Description:  See attached Exhibit A

Document or instrument number of previously recorded documents: 10729-04; 2004-19859; 2005-11343; 2007-13652; 2008-8647

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FIFTH AMENDMENT TO IOWA SHORE MORTGAGE

THIS FIFTH AMENDMENT TO IOWA SHORE MORTGAGE (this “Amendment”) is made and entered into as of this 29th day of October, 2009, by DIAMOND JO, LLC, a Delaware limited liability company (“Mortgagor”), and WELLS FARGO FOOTHILL, INC., a California corporation, as agent (“Agent”; Agent, together with its successors and assigns, is referred to herein as “Mortgagee”) for the Lenders (as defined in the hereinafter defined Loan Agreement).

W I T N E S S E T H:

A. Mortgagor, Peninsula Gaming, LLC, a Delaware limited liability company (“Parent”), Diamond Jo Worth, LLC, a Delaware limited liability company (“DJW”), The Old Evangeline Downs, L.L.C., a Louisiana limited liability company (“OED,” together with Mortgagor, Parent and DJW, collectively, jointly and severally, the “Existing Borrowers”), the lenders party thereto, and Agent are parties to that certain Loan and Security Agreement dated as of June 16, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2004, as amended by that certain Second Amendment to Loan and Security Agreement dated as of July 12, 2005, as amended by that certain Third Amendment to Loan and Security and Consent Agreement dated as of December 6, 2006, as amended by that certain Fourth Amendment to Loan and Security Agreement and Consent dated as of December 22, 2006, as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of June 30, 2008, as amended by that certain Sixth Amendment to Loan and Security Agreement dated as of October 6, 2008, as supplemented by that certain Borrower Supplement No. 1 dated as of May 13, 2005, and as supplemented by that certain Borrower Supplement dated as of August 6, 2009 (collectively, the “Existing Loan Agreement”).

B. The obligations and indebtedness of the Existing Borrowers under the Existing Loan Agreement are secured by, inter alia, that certain Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of June 16, 2004, and recorded on June 18, 2004, as Document No.  10729-04 of the Official Records of Dubuque County, Iowa, as amended by that certain First Amendment to Iowa Shore Mortgage, dated as of November 10, 2004, and recorded on November 12, 2004, as Document No. 2004-19859, as amended by that certain Second Amendment to Iowa Shore Mortgage, dated as of July 12, 2005, and recorded on July 15, 2005, as Document No. 2005-11343, as amended by that certain Third Amendment to Iowa Shore Mortgage, dated as of August 15, 2007, and recorded on September 6, 2007, as Document No.2007-13652, and as further amended by that certain Fourth Amendment to Iowa Shore Mortgage, dated as of June 12, 2008, and recorded on June 17, 2008, as Document No. 2008-8647 (collectively, the “Mortgage”), encumbering Mortgagor’s fee simple interest in and to the real property located in Dubuque County, Iowa and more particularly described on Exhibit A attached hereto and incorporated herein, Mortgagor’s leasehold interest created under that certain Lease, as described on Exhibit B attached hereto and incorporated herein, with respect to certain premises located in Dubuque County, Iowa, as also more particularly described on Exhibit B attached hereto and incorporated herein, and the personal property and improvements located thereon and as further described in the Mortgage (collectively, the “Premises”).

C. Contemporaneously herewith, the Existing Borrowers (such Existing Borrowers, together with any other borrower joining as a party to the hereinafter defined Loan Agreement in accordance with the terms thereof, being collectively referred to herein as the “Borrowers”), the

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Lenders, and Agent have amended and restated the Existing Loan Agreement pursuant to that certain Amended and Restated Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), providing for, inter alia, the modification of the Maturity Date and the adjustment of the Commitments of the Lenders.

D. Mortgagor and Mortgagee wish to modify certain terms of the Mortgage, as more fully set forth herein.

NOW, THEREFORE, in consideration of mutual covenants contained herein, the indebtedness secured by the Mortgage, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

2. Modification of Granting Clause.  The Mortgage is hereby modified by deleting the text of subsection (i) of the Granting Clauses therein and  inserting the following text in lieu thereof:

the payment when due of indebtedness evidenced by the Loan Agreement in the maximum principal sum of $58,500,000.00, bearing interest as set forth in the Loan Agreement and maturing on January 15, 2014, such date being the “Maturity Date,” including, without limitation, all accrued and unpaid interest thereon, and premiums and penalties, if any, thereon, including late payment charges and Additional Interest (as defined in Section 5.2 hereof),

3. Modification of Habendum Clause.  The Mortgage is hereby modified by deleting the text of the third paragraph of the Habendum Clause therein in its entirety and inserting the following text in lieu thereof:

PROVIDED NEVERTHELESS, (a) if Borrowers or any of their successors or assigns shall pay or cause to be paid the Secured Obligations in accordance with the terms hereof and of the other Loan Documents and shall perform and observe all of the agreements, covenants and provisions contained herein and in the other Loan Documents, (b) all Commitments shall be irrevocably terminated in accordance with the Credit Agreement, and (c) all Letters of Credit shall have terminated or expired in accordance with the Credit Agreement, this Mortgage and the estate and rights hereby granted shall cease to be binding and be void, otherwise to remain in full force and effect.

4. Modification of Secured Indebtedness.  Any references in the Mortgage to the amount of $49,666,666.68 are hereby deleted and replaced with the amount of $58,500,000.00.

5. Modification of Maturity Date.  Any references in the Mortgage to the term “Maturity Date” are hereby modified and shall hereafter refer to the date of January 15, 2014, subject to the provisions of the Loan Agreement.

6. Modification of Loan Agreement References.  Any references in the Mortgage to the term “Loan Agreement” are hereby modified and shall hereafter refer to the Loan Agreement, as the same may be modified, supplemented, amended and restated from time to time.

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7. Modification of Borrowers. Any references in the Mortgage to the term “Borrowers” are hereby modified and shall hereafter refer to the Borrowers as defined herein.

8. Modification of Loan Documents. Any references in the Mortgage to the term “Transaction Documents” are hereby deleted and replaced with the term “Loan Documents” as defined in the Loan Agreement.

9. Modification of Loan Agreement Section References.

a.	Any references in the Mortgage to Section 6.8(b) of the Loan Agreement are hereby deleted and replaced with Section 6.8(c) of the Loan Agreement.

b.	Any references in the Mortgage to Section 7.1(f) of the Loan Agreement are hereby deleted and replaced with Section 7.1(k) of the Loan Agreement.

10. No Novation.  This Amendment shall not constitute a novation of the Mortgage or be construed to satisfy or cancel in any manner the outstanding indebtedness evidenced and secured thereby.

11. No Other Amendments or Waivers.  Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of Mortgagee or the Lenders under the Mortgage or any of the other Loan Documents, nor constitute a waiver of any provision of the Mortgage or any of the other Loan Documents.  Except as expressly set forth above, the text of the Mortgage and all other Loan Documents shall remain unchanged and in full force and effect and Mortgagor hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Mortgage or any of the other Loan Documents or a course of dealing with Mortgagee or the Lenders at variance with the Mortgage or the other Loan Documents such as to require further notice by Mortgagee or the Lenders to require strict compliance with the terms of the Mortgage and the other Loan Documents in the future, except as expressly set forth herein.  Mortgagor acknowledges and expressly agrees that Mortgagee and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Mortgage and the other Loan Documents, as amended herein.  Mortgagor has no knowledge of any challenge to Mortgagee’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

12. Representations and Warranties of Mortgagor.  In consideration of the execution and delivery of this Amendment by Mortgagee, Mortgagor hereby represents and warrants in favor of Mortgagee and the Lenders as follows:

a.	the execution, delivery, and performance by Mortgagor of this Amendment have been duly authorized by all necessary action on the part of Mortgagor;

b.
the execution, delivery, and performance by Mortgagor of this Amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Mortgagor, the Governing Documents of Mortgagor, or any order, judgment, or decree of any court or other Governmental Authority binding on Mortgagor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Mortgagor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or

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assets of Mortgagor, other than Permitted Liens, or (iv) require any approval of Mortgagor’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of Mortgagor;

c.
the execution, delivery, and performance by Mortgagor of this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect;

d.
this Amendment, when executed and delivered by Mortgagor, will be the legally valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

e.	No Default or Event of Default exists under the Mortgage or the other Loan Documents; and

f.
As of the date hereof, all representations and warranties of Mortgagor set forth in the Mortgage and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representation or warranty expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

13. Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

14. Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Mortgage to “this Mortgage”, “hereunder”, “hereof” or words of like import referring to the Mortgage, and each reference in the other Loan Documents to “the Mortgage”, “thereunder”, “thereof” or words of like import referring to the Mortgage, shall mean and be a reference to the Mortgage as amended hereby.

15. Costs, Expenses and Taxes.  Mortgagor agrees to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for Mortgagee with respect thereto and with respect to advising Mortgagee as to its rights and responsibilities hereunder and thereunder.  In addition, Mortgagor agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save Mortgagee and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.  Mortgagor hereby acknowledges and agrees that Mortgagee may, without prior notice to Borrowers, charge such costs and fees to Borrowers’ Loan Account pursuant to Section 2.6(d) of the Loan Agreement

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16. Section Titles.  The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

17. Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

18. GOVERNING LAW.  MORTGAGOR AND MORTGAGEE AGREE THAT THE RIGHTS AND OBLIGATIONS UNDER THIS AMENDMENT REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF IOWA.  ALL OTHER PROVISIONS OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

19. Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment, under seal, as of the day and year first above written.

MORTGAGOR: DIAMOND JO, LLC, a Delaware limited liability company

By:	/s/ Natalie Schramm
Name: Natalie Schramm
Title CFO

STATE OF IOWA                                               )
) SS.
COUNTY OF DUBUQUE                                   )

I, Karen M. Beetem, a Notary Public for said County and State aforesaid, do hereby certify that DIAMOND JO, LLC, a Delaware limited liability company, by Natalie Schramm, its CFO, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument on behalf of such entities, appeared before me this day in person and acknowledged that she signed said instrument as her own free and voluntary act and as the free and voluntary act of said entities, for the uses and purposes set forth.

Witness my hand and official seal, this the 26th day of October, 2009.

/s/ Karen M. Beetem
Notary Public

[signatures continued on following page]

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MORTGAGEE; WELLS FARGO FOOTHILL, INC., a California corporation, as Agent

By:	/s/ Patrick McCormack
Name: Patrick McCormack
Title: Vice President

STATE OF CALIFORNIA
COUNTY OF LOS ANGELES

On October 27, 2009 before me, D'Nira S. Walden, Notary Public, personally appeared Patrick McCormack, who provied to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknoweldged to me that he executed the same in his authorized capacity and that by his signaure on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/D'Nira S. Walden
Notary Public
My comm. expires Jul 3, 2010

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Exhibit A

Legal Description

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DUBUQUE, STATE OF IOWA AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

Lot 3 of Adams Company's 2nd Addition in the City of Dubuque, according to the recorded plat thereof.

PARCEL B:

Lots 7 and 8 of Ice Harbor Development in the City of Dubuque.

Together with:

(a)  A perpetual, non-exclusive fifteen (15) foot wide maintenance easement over and across Lot 6 in Ice Harbor Development for maintenance of Lots 7 and 8 in Ice Harbor Development.

(b)  A perpetual, non-exclusive easement for ingress and egress to and from Lots 7 and 8 in Ice Harbor Development over and across the "Ingress-Egress Easement" abutting the Southern terminus of Bell Street.

(c)  A perpetual, non-exclusive easement for ingress and egress to Lots 7 and 8 in Ice Harbor Development over and across Lots 6 and 10 in Ice Harbor Development, all as shown on the final plat of Ice Harbor Development, in the City of Dubuque, Iowa, recorded as Instrument No. 6167-95 in the office of the Dubuque County Recorder.

PARCEL C:

Lot 1 of Adams Company's 1st Addition in the City of Dubuque, according to the recorded plat thereof.

PARCEL D:

Lot 1 of Adams Company's 3rd Addition, in the City of Dubuque, according to the recorded Plat thereof.

PARCEL E:

Lots 2, 3 and 4 in Adams Company's 3rd Addition in the City of Dubuque, according to the recorded Plat thereof.

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EXHIBIT B

Real Property subject to the Lease

Lots 5 and 6 of Ice Harbor Development in the City of Dubuque, Iowa

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